Historical Results Financial Supplement

Presented in Revised Format

for the Quarters Ended

September 30, 2011, December 31, 2011,

March 31, 2012 and June 30, 2012

and for the Year Ended December 31, 2011

METLIFE, INC.

NOTE TO FINANCIALS

This Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife, Inc. (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”).

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”), and book value per diluted common share, excluding AOCI, should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, GAAP income (loss) from continuing operations, net of income tax, GAAP net income (loss) available to MetLife, Inc.’s common shareholders, GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, book value per common share and book value per diluted common share, respectively.

	METLIFE, INC. (1)
	CORPORATE OVERVIEW
		For the Three Months Ended
	Unaudited (In millions, except per share data)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

	Operating earnings available to common shareholders	$965	$1,244	$1,464	$1,432
	Preferred stock dividends	30	31	30	31
	Operating earnings	995	1,275	1,494	1,463
	Adjustments from operating earnings to income (loss) from continuing operations:
	Net investment gains (losses)	(55)	(558)	(110)	(64)
	Net derivative gains (losses)	4,196	591	(1,978)	2,092
	Other adjustments to continuing operations	(345)	(536)	(411)	(736)
	Provision for income tax (expense) benefit	(1,349)	191	871	(455)
	Income (loss) from continuing operations, net of income tax	3,442	963	(134)	2,300
	Income (loss) from discontinued operations, net of income tax	8	25	14	3
	Net income (loss)	3,450	988	(120)	2,303
	Less: Net income (loss) attributable to noncontrolling interest	(6)	(2)	24	8
	Net income (loss) attributable to MetLife, Inc.	3,456	990	(144)	2,295
	Less: Preferred stock dividends	30	31	30	31
	Less: Preferred stock redemption premium	-	-	-	-
	Net income (loss) available to MetLife, Inc.’s common shareholders	$3,426	$959	$(174)	$2,264

	Operating earnings available to common shareholders per common share - diluted (2), (3)	$0.91	$1.17	$1.37	$1.34
	Net investment gains (losses)	(0.05)	(0.52)	(0.10)	(0.06)
	Net derivative gains (losses)	3.94	0.55	(1.85)	1.96
	Other adjustments to continuing operations	(0.33)	(0.50)	(0.38)	(0.68)
	Provision for income tax (expense) benefit	(1.28)	0.18	0.81	(0.43)
	Discontinued operations, net of income tax	0.01	0.02	0.01	-
	Less: Net income (loss) attributable to noncontrolling interest	(0.01)	-	0.02	0.01
	Less: Preferred stock redemption premium	-	-	-	-
	Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted (2), (3)	$3.21	$0.90	$(0.16)	$2.12

	Weighted average common shares outstanding - diluted	1,066.2	1,066.3	1,070.9	1,070.0

	Unaudited	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

	Book value per common share - (actual common shares outstanding) (4)	$53.15	$52.43	$53.37	$56.83
	Book value per common share, excluding accumulated other comprehensive income (loss) - (actual common shares outstanding) (4)	$46.50	$46.69	$46.52	$48.60
	Book value per common share - diluted - (weighted average common shares outstanding) (4)	$52.72	$52.03	$52.87	$56.41
	Book value per common share, excluding accumulated other comprehensive income (loss) - diluted - (weighted average common shares outstanding) (4)	$46.13	$46.32	$46.09	$48.25

		For the Three Months Ended
	Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

	Common shares outstanding, beginning of period	1,057.4	1,057.6	1,058.0	1,060.9
	Newly issued shares	0.2	0.4	2.9	1.3
	Common shares outstanding, end of period	1,057.6	1,058.0	1,060.9	1,062.2

	Weighted average common shares outstanding - basic	1,060.2	1,060.4	1,064.3	1,064.7
	Dilutive effect of stock purchase contracts underlying common equity units (2)	-	-	-	-
	Dilutive effect of the exercise or issuance of stock-based awards (3)	6.0	5.9	6.6	5.3
	Weighted average common shares outstanding - diluted	1,066.2	1,066.3	1,070.9	1,070.0

	Policyholder Trust Shares	215.3	212.9	209.7	207.5

(1)

Certain amounts in the prior periods have been revised. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank, National Association ("MetLife Bank") operations as Divested businesses.

(2)

For the three months ended September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, all shares related to the assumed issuance of shares in settlement of the applicable purchase contracts of the common equity units have been excluded from the weighted average common shares outstanding - diluted, as these assumed shares would be anti-dilutive to operating earnings available to common shareholders per common share - diluted and net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted.

(3)

For the three months ended March 31, 2012, 6.6 million shares, related to the assumed exercise or issuance of stock-based awards have been excluded from the weighted average common shares outstanding - diluted, as to include these assumed shares would be anti-dilutive to net income (loss) available to MetLife, Inc.'s common shareholders per common share - diluted. These shares were included in the calculation of operating earnings available to common shareholders per common share - diluted.

(4)

Book value per common share, book value per common share, excluding AOCI, book value per common share - diluted and book value per common share, excluding AOCI - diluted exclude $2,043 million of equity related to preferred stock.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$353,927	$350,271	$354,451	$366,339
Equity securities available-for-sale, at estimated fair value	3,118	3,023	3,043	2,882
Trading and other securities, at estimated fair value (1)	18,698	18,268	19,026	18,328
Mortgage loans:
Held-for-investment, principally at amortized cost (1)	59,209	56,915	56,641	57,201
Held-for-sale, principally at estimated fair value (2)	3,740	15,178	11,947	1,740
Mortgage loans, net	62,949	72,093	68,588	58,941
Policy loans	11,932	11,892	11,896	11,912
Real estate and real estate joint ventures	8,197	8,563	8,472	8,477
Other limited partnership interests	6,538	6,378	6,487	6,726
Short-term investments, principally at estimated fair value	15,913	17,310	11,801	18,526
Other invested assets, principally at estimated fair value	23,103	23,581	20,172	24,288
Total investments	504,375	511,379	503,936	516,419
Cash and cash equivalents, principally at estimated fair value (1)	10,001	10,461	18,667	16,035
Accrued investment income	4,793	4,344	4,612	4,404
Premiums, reinsurance and other receivables	23,137	22,481	23,759	23,974
Deferred policy acquisition costs and value of business acquired	24,516	24,619	25,105	24,505
Goodwill	12,006	11,935	11,903	11,823
Other assets	8,340	7,984	9,647	7,711
Assets of subsidiaries held-for-sale	3,421	-	-	-
Separate account assets	191,499	203,023	221,975	220,317
Total assets	$782,088	$796,226	$819,604	$825,188

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$182,756	$184,275	$184,141	$188,509
Policyholder account balances	217,764	217,700	220,813	225,909
Other policy-related balances	15,451	15,599	16,029	15,664
Policyholder dividends payable	871	774	761	786
Policyholder dividend obligation	2,782	2,919	2,700	3,369
Payables for collateral under securities loaned and other transactions	34,933	33,716	32,496	40,302
Bank deposits	10,685	10,507	10,478	6,832
Short-term debt	451	686	101	101
Long-term debt (1)	24,753	23,692	23,389	18,879
Collateral financing arrangements	5,297	4,647	4,647	4,196
Junior subordinated debt securities	3,192	3,192	3,192	3,192
Current income tax payable	385	193	239	310
Deferred income tax liability	6,155	6,395	6,375	8,603
Other liabilities (2)	23,121	30,914	33,144	25,395
Liabilities of subsidiaries held-for-sale	3,221	-	-	-
Separate account liabilities	191,499	203,023	221,975	220,317
Total liabilities	723,316	738,232	760,480	762,364

Redeemable noncontrolling interests in partially owned consolidated subsidiaries	130	105	114	95

Equity
Preferred stock, at par value	1	1	1	1
Convertible preferred stock, at par value	-	-	-	-
Common stock, at par value	11	11	11	11
Additional paid-in capital	26,744	26,782	26,920	26,927
Retained earnings	24,642	24,814	24,640	26,904
Treasury stock, at cost	(172)	(172)	(172)	(172)
Accumulated other comprehensive income (loss)	7,024	6,083	7,266	8,735
Total MetLife, Inc.’s stockholders’ equity	58,250	57,519	58,666	62,406
Noncontrolling interests	392	370	344	323
Total equity	58,642	57,889	59,010	62,729
Total liabilities and equity	$782,088	$796,226	$819,604	$825,188

(1)    At September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, $3,380 million, $3,276 million, $3,116 million and $3,023 million, respectively, of assets and $3,157 million, $3,068 million, $2,916 million and $2,821 million, respectively, of liabilities are included related to certain securitization entities that are required to be consolidated under GAAP. See Pages 25 and 26, note 3 for the amounts by asset category.

(2)    At December 31, 2011, March 31, 2012 and June 30, 2012, $7,652 million, $8,283 million and $259 million, respectively, of assets and $7,626 million, $8,252 million and $257 million, respectively, of liabilities are included related to securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition.

METLIFE, INC. (1)
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

OPERATING REVENUES
Premiums	$9,319	$9,148	$9,107	$9,139
Universal life and investment-type product policy fees	1,906	1,882	2,009	1,999
Net investment income	4,961	4,892	5,077	5,172
Other revenues	418	420	452	426
Total operating revenues	16,604	16,342	16,645	16,736

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,604	8,926	8,939	9,132
Interest credited to policyholder account balances	1,534	1,536	1,539	1,525
Capitalization of DAC	(1,524)	(1,398)	(1,362)	(1,313)
Amortization of DAC and VOBA	1,162	1,060	1,018	1,162
Amortization of negative VOBA	(150)	(143)	(137)	(164)
Interest expense on debt	327	326	315	297
Other expenses	4,332	4,257	4,243	4,051
Total operating expenses	15,285	14,564	14,555	14,690

Operating earnings before provision for income tax	1,319	1,778	2,090	2,046
Provision for income tax expense (benefit)	324	503	596	583
Operating earnings	995	1,275	1,494	1,463
Preferred stock dividends	30	31	30	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$965	$1,244	$1,464	$1,432

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$995	$1,275	$1,494	$1,463
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(55)	(558)	(110)	(64)
Net derivative gains (losses)	4,196	591	(1,978)	2,092
Premiums	23	23	22	22
Universal life and investment-type product policy fees	92	68	69	98
Net investment income	(709)	35	1,123	(453)
Other revenues	302	234	145	(33)
Policyholder benefits and claims and policyholder dividends	202	(485)	(508)	(131)
Interest credited to policyholder account balances	796	37	(1,018)	503
Capitalization of DAC	3	2	2	2
Amortization of DAC and VOBA	(556)	73	304	(317)
Amortization of negative VOBA	20	18	18	17
Interest expense on debt	(98)	(43)	(43)	(45)
Other expenses	(420)	(498)	(525)	(399)
Provision for income tax (expense) benefit	(1,349)	191	871	(455)
Income (loss) from continuing operations, net of income tax	3,442	963	(134)	2,300
Income (loss) from discontinued operations, net of income tax	8	25	14	3
Net income (loss)	3,450	988	(120)	2,303
Less: Net income (loss) attributable to noncontrolling interest	(6)	(2)	24	8
Net income (loss) attributable to MetLife, Inc.	3,456	990	(144)	2,295
Less: Preferred stock dividends	30	31	30	31
Less: Preferred stock redemption premium	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$3,426	$959	$(174)	$2,264

Total Operating Premiums, Fees and Other Revenues	$11,643	$11,450	$11,568	$11,564

(1) Certain amounts in the prior periods have been revised. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank operations as Divested businesses.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended September 30, 2011
Unaudited (In millions)	Consolidated (1)	The Americas	Asia (2)	EMEA (2)	Corporate & Other (1)

OPERATING REVENUES
Premiums	$9,319	$6,708	$1,967	$630	$14
Universal life and investment-type product policy fees	1,906	1,443	357	67	39
Net investment income	4,961	3,954	643	151	213
Other revenues	418	370	8	29	11
Total operating revenues	16,604	12,475	2,975	877	277

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,604	7,877	1,325	341	61
Interest credited to policyholder account balances	1,534	1,085	414	35	-
Capitalization of DAC	(1,524)	(791)	(576)	(157)	-
Amortization of DAC and VOBA	1,162	613	407	142	-
Amortization of negative VOBA	(150)	-	(137)	(13)	-
Interest expense on debt	327	2	-	-	325
Other expenses	4,332	2,543	1,213	423	153
Total operating expenses	15,285	11,329	2,646	771	539

Operating earnings before provision for income tax	1,319	1,146	329	106	(262)
Provision for income tax expense (benefit)	324	366	107	41	(190)
Operating earnings	995	780	222	65	(72)
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$965	$780	$222	$65	$(102)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$995	$780	$222	$65	$(72)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(55)	108	(34)	(220)	91
Net derivative gains (losses)	4,196	2,910	168	22	1,096
Premiums	23	23	-	-	-
Universal life and investment-type product policy fees	92	92	-	-	-
Net investment income	(709)	(64)	(443)	(388)	186
Other revenues	302	-	5	-	297
Policyholder benefits and claims and policyholder dividends	202	211	(9)	-	-
Interest credited to policyholder account balances	796	(9)	421	384	-
Capitalization of DAC	3	3	-	-	-
Amortization of DAC and VOBA	(556)	(536)	(20)	-	-
Amortization of negative VOBA	20	1	19	-	-
Interest expense on debt	(98)	-	-	-	(98)
Other expenses	(420)	(8)	1	(21)	(392)
Provision for income tax (expense) benefit	(1,349)	(978)	(55)	84	(400)
Income (loss) from continuing operations, net of income tax	3,442	2,533	275	(74)	708
Income (loss) from discontinued operations, net of income tax	8	16	(11)	-	3
Net income (loss)	3,450	2,549	264	(74)	711
Less: Net income (loss) attributable to noncontrolling interest	(6)	3	1	(11)	1
Net income (loss) attributable to MetLife, Inc.	3,456	2,546	263	(63)	710
Less: Preferred stock dividends	30	-	-	-	30
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$3,426	$2,546	$263	$(63)	$680

Total Operating Premiums, Fees and Other Revenues	$11,643	$8,521	$2,332	$726	$64

(1)          Certain amounts in the prior periods have been revised. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank operations as Divested businesses.

(2)          Certain amounts in prior periods have been revised. In the third quarter of 2012, MetLife, Inc. further realigned certain businesses among its existing segments to better conform to the way it manages and assesses its business, and began reporting the results of South Asia and India in the Asia segment, which were previously reported in the EMEA segment.

METLIFE, INC. CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Year Ended December 31, 2011
Unaudited (In millions)	Consolidated (1)	The Americas	Asia (2)	EMEA (2)	Corporate & Other (1)

OPERATING REVENUES
Premiums	$36,269	$26,022	$7,716	$2,477	$54
Universal life and investment-type product policy fees	7,528	5,715	1,343	315	155
Net investment income	19,638	15,713	2,475	562	888
Other revenues	1,652	1,433	36	123	60
Total operating revenues	65,087	48,883	11,570	3,477	1,157

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	36,241	29,586	5,239	1,290	126
Interest credited to policyholder account balances	6,057	4,284	1,607	166	-
Capitalization of DAC	(5,549)	(2,835)	(2,045)	(669)	-
Amortization of DAC and VOBA	4,355	2,255	1,486	613	1
Amortization of negative VOBA	(619)	(6)	(560)	(53)	-
Interest expense on debt	1,304	11	-	-	1,293
Other expenses	16,620	9,870	4,522	1,723	505
Total operating expenses	58,409	43,165	10,249	3,070	1,925

Operating earnings before provision for income tax	6,678	5,718	1,321	407	(768)
Provision for income tax expense (benefit)	1,879	1,866	441	156	(584)
Operating earnings	4,799	3,852	880	251	(184)
Preferred stock dividends	122	-	-	-	122
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$4,677	$3,852	$880	$251	$(306)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$4,799	$3,852	$880	$251	$(184)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(867)	145	(305)	(525)	(182)
Net derivative gains (losses)	4,824	3,914	202	32	676
Premiums	92	92	-	-	-
Universal life and investment-type product policy fees	278	278	-	-	-
Net investment income	(53)	(182)	(521)	(27)	677
Other revenues	880	(1)	13	(1)	869
Policyholder benefits and claims and policyholder dividends	(676)	(628)	(48)	-	-
Interest credited to policyholder account balances	454	(97)	512	39	-
Capitalization of DAC	9	9	-	-	-
Amortization of DAC and VOBA	(543)	(524)	(19)	-	-
Amortization of negative VOBA	78	4	74	-	-
Interest expense on debt	(325)	-	-	-	(325)
Other expenses	(1,645)	(58)	3	(86)	(1,504)
Provision for income tax (expense) benefit	(914)	(1,082)	44	164	(40)
Income (loss) from continuing operations, net of income tax	6,391	5,722	835	(153)	(13)
Income (loss) from discontinued operations, net of income tax	24	64	(44)	-	4
Net income (loss)	6,415	5,786	791	(153)	(9)
Less: Net income (loss) attributable to noncontrolling interest	(8)	(3)	9	(12)	(2)
Net income (loss) attributable to MetLife, Inc.	6,423	5,789	782	(141)	(7)
Less: Preferred stock dividends	122	-	-	-	122
Less: Preferred stock redemption premium	146	-	-	-	146
Net income (loss) available to MetLife, Inc.'s common shareholders	$6,155	$5,789	$782	$(141)	$(275)

Total Operating Premiums, Fees and Other Revenues	$45,449	$33,170	$9,095	$2,915	$269

(1)          Certain amounts in the prior periods have been revised. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank operations as Divested businesses.

(2)          Certain amounts in prior periods have been revised. In the third quarter of 2012, MetLife, Inc. further realigned certain businesses among its existing segments to better conform to the way it manages and assesses its business, and began reporting the results of South Asia and India in the Asia segment, which were previously reported in the EMEA segment.

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

THE AMERICAS

RETAIL (2)	$ 214	$ 444	$ 469	$ 408

GROUP, VOLUNTARY & WORKSITE BENEFITS (2)	153	240	243	267

CORPORATE BENEFIT FUNDING	272	226	298	318

LATIN AMERICA	141	123	148	135

THE AMERICAS TOTAL	$ 780	$ 1,033	$ 1,158	$ 1,128

ASIA (3)	222	259	301	279

EMEA (3)	65	47	72	78

CORPORATE & OTHER (4)	(102)	(95)	(67)	(53)

METLIFE, INC. CONSOLIDATED (4)	$ 965	$ 1,244	$ 1,464	$ 1,432

(1)          A reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.'s common shareholders for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 9, (ii) Group, Voluntary & Worksite Benefits, Page 15, (iii) Corporate Benefit Funding, Page 18, (iv) Latin America, Page 21, (v) Asia, Page 22, (vi) EMEA, Page 23, and (vii) Corporate & Other, Page 24. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.'s common shareholders appears on Page 5.

(2)          Certain amounts in prior periods have been revised. In the third quarter of 2012, MetLife, Inc. further realigned certain products among its existing segments to better conform to the way it manages and assesses its business, and began reporting certain individual disability income and property & casualty products in the Retail segment, which were previously reported in the Group, Voluntary & Worksite Benefits segment.

(3)          Certain amounts in prior periods have been revised. In the third quarter of 2012, MetLife, Inc. further realigned certain businesses among its existing segments to better conform to the way it manages and assesses its business, and began reporting the results of South Asia and India in the Asia segment, which were previously reported in the EMEA segment.

(4) Certain amounts in the prior periods have been revised. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank operations as Divested businesses.

THE AMERICAS RETAIL (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions, except ratios)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	December 31, 2011

OPERATING REVENUES
Premiums	$1,770	$1,804	$1,624	$1,576	$6,711
Universal life and investment-type product policy fees	1,027	1,046	1,114	1,119	4,096
Net investment income	1,842	1,829	1,911	1,894	7,414
Other revenues	204	196	209	217	779
Total operating revenues	4,843	4,875	4,858	4,806	19,000

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,523	2,207	2,228	2,212	9,220
Interest credited to policyholder account balances	617	609	596	590	2,412
Capitalization of DAC	(660)	(611)	(476)	(446)	(2,339)
Amortization of DAC and VOBA	521	482	404	477	1,845
Amortization of negative VOBA	-	-	-	-	-
Interest expense on debt	-	1	-	-	1
Other expenses	1,527	1,514	1,397	1,355	5,854
Total operating expenses	4,528	4,202	4,149	4,188	16,993

Operating earnings before provision for income tax	315	673	709	618	2,007
Provision for income tax expense (benefit)	101	229	240	210	672
Operating earnings	214	444	469	408	1,335
Preferred stock dividends	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$214	$444	$469	$408	$1,335

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$214	$444	$469	$408	$1,335
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	48	24	67	58	158
Net derivative gains (losses)	1,474	562	(526)	972	2,321
Premiums	-	-	-	-	-
Universal life and investment-type product policy fees	90	66	67	82	270
Net investment income	(70)	(82)	(84)	(94)	(258)
Other revenues	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	407	(449)	(393)	50	(201)
Interest credited to policyholder account balances	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(535)	73	304	(300)	(520)
Amortization of negative VOBA	-	-	-	-	-
Interest expense on debt	-	-	-	-	-
Other expenses	-	-	-	-	-
Provision for income tax (expense) benefit	(494)	(69)	198	(269)	(619)
Income (loss) from continuing operations, net of income tax	1,134	569	102	907	2,486
Income (loss) from discontinued operations, net of income tax	8	(2)	10	-	35
Net income (loss)	1,142	567	112	907	2,521
Less: Net income (loss) attributable to noncontrolling interest	1	-	-	-	1
Net income (loss) attributable to MetLife, Inc.	1,141	567	112	907	2,520
Less: Preferred stock dividends	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,141	$567	$112	$907	$2,520

Total Operating Premiums, Fees and Other Revenues	$3,001	$3,046	$2,947	$2,912	$11,586

(1)          Certain amounts in prior periods have been revised. In the third quarter of 2012, MetLife, Inc. further realigned certain products among its existing segments to better conform to the way it manages and assesses its business, and began reporting certain individual disability income and property & casualty products in the Retail segment, which were  previously reported in the Group, Voluntary & Worksite Benefits segment.

THE AMERICAS RETAIL - LIFE & OTHER (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
	For the Three Months Ended				For the Year Ended
Unaudited (In millions, except ratios)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	December 31, 2011

OPERATING REVENUES
Premiums	$1,488	$1,596	$1,447	$1,476	$6,000
Universal life and investment-type product policy fees	407	412	413	410	1,634
Net investment income	1,128	1,093	1,151	1,144	4,544
Other revenues	127	116	124	129	472
Total operating revenues	3,150	3,217	3,135	3,159	12,650

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,110	1,891	1,940	1,980	8,067
Interest credited to policyholder account balances	209	211	216	213	819
Capitalization of DAC	(210)	(221)	(194)	(198)	(848)
Amortization of DAC and VOBA	202	278	219	219	930
Amortization of negative VOBA	-	-	-	-	-
Interest expense on debt	-	-	-	(1)	-
Other expenses	669	706	679	675	2,737
Total operating expenses	2,980	2,865	2,860	2,888	11,705

Operating earnings before provision for income tax	170	352	275	271	945
Provision for income tax expense (benefit)	49	117	88	89	299
Operating earnings	121	235	187	182	646
Preferred stock dividends	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$121	$235	$187	$182	$646

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$121	$235	$187	$182	$646
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	25	9	37	23	70
Net derivative gains (losses)	556	44	(169)	322	634
Premiums	-	-	-	-	-
Universal life and investment-type product policy fees	16	-	(5)	8	14
Net investment income	(25)	(25)	(24)	(32)	(89)
Other revenues	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(51)	117	11	(25)	63
Amortization of negative VOBA	-	-	-	-	-
Interest expense on debt	-	-	-	-	-
Other expenses	-	-	-	-	-
Provision for income tax (expense) benefit	(184)	(51)	53	(104)	(244)
Income (loss) from continuing operations, net of income tax	458	329	90	374	1,094
Income (loss) from discontinued operations, net of income tax	8	(2)	9	-	35
Net income (loss)	466	327	99	374	1,129
Less: Net income (loss) attributable to noncontrolling interest	-	2	-	-	2
Net income (loss) attributable to MetLife, Inc.	466	325	99	374	1,127
Less: Preferred stock dividends	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$466	$325	$99	$374	$1,127

Total Operating Premiums, Fees and Other Revenues	$2,022	$2,124	$1,984	$2,015	$8,106

(1)          Certain amounts in prior periods have been revised. In the third quarter of 2012, MetLife, Inc. further realigned certain products among its existing segments to better conform to the way it manages and assesses its business, and began reporting certain individual disability income and property & casualty products in the Retail segment, which were previously reported in the Group, Voluntary & Worksite Benefits segment.

THE AMERICAS
RETAIL - ANNUITIES
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
	For the Three Months Ended				For the Year Ended
Unaudited (In millions, except ratios)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	December 31, 2011

OPERATING REVENUES
Premiums	$282	$208	$177	$100	$711
Universal life and investment-type product policy fees	620	634	701	709	2,462
Net investment income	714	736	760	750	2,870
Other revenues	77	80	85	88	307
Total operating revenues	1,693	1,658	1,723	1,647	6,350

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	413	316	288	232	1,153
Interest credited to policyholder account balances	408	398	380	377	1,593
Capitalization of DAC	(450)	(390)	(282)	(248)	(1,491)
Amortization of DAC and VOBA	319	204	185	258	915
Amortization of negative VOBA	-	-	-	-	-
Interest expense on debt	-	1	-	1	1
Other expenses	858	808	718	680	3,117
Total operating expenses	1,548	1,337	1,289	1,300	5,288

Operating earnings before provision for income tax	145	321	434	347	1,062
Provision for income tax expense (benefit)	52	112	152	121	373
Operating earnings	93	209	282	226	689
Preferred stock dividends	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$93	$209	$282	$226	$689

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$93	$209	$282	$226	$689
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	23	15	30	35	88
Net derivative gains (losses)	918	518	(357)	650	1,687
Premiums	-	-	-	-	-
Universal life and investment-type product policy fees	74	66	72	74	256
Net investment income	(45)	(57)	(60)	(62)	(169)
Other revenues	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	407	(449)	(393)	50	(201)
Interest credited to policyholder account balances	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(484)	(44)	293	(275)	(583)
Amortization of negative VOBA	-	-	-	-	-
Interest expense on debt	-	-	-	-	-
Other expenses	-	-	-	-	-
Provision for income tax (expense) benefit	(310)	(18)	145	(165)	(375)
Income (loss) from continuing operations, net of income tax	676	240	12	533	1,392
Income (loss) from discontinued operations, net of income tax	-	-	1	-	-
Net income (loss)	676	240	13	533	1,392
Less: Net income (loss) attributable to noncontrolling interest	1	(2)	-	-	(1)
Net income (loss) attributable to MetLife, Inc.	675	242	13	533	1,393
Less: Preferred stock dividends	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$675	$242	$13	$533	$1,393

Total Operating Premiums, Fees and Other Revenues	$979	$922	$963	$897	$3,480

THE AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1), (2)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$81,353	$81,832	$82,105	$82,622
Premiums and deposits (3), (4)	2,164	2,259	2,137	2,124
Surrenders and withdrawals	(905)	(887)	(886)	(913)
Benefit payments	(757)	(735)	(741)	(685)

Net Flows	502	637	510	526
Net transfers from (to) separate account	27	27	28	23
Interest	798	802	810	806
Policy charges	(435)	(446)	(445)	(443)
Other	(413)	(747)	(386)	(471)

Balance, end of period	$81,832	$82,105	$82,622	$83,063
ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$50,885	$54,991	$53,899	$51,360
Premiums and deposits (3), (4)	2,699	2,216	1,483	1,245
Surrenders and withdrawals	(991)	(1,300)	(1,346)	(905)
Benefit payments	(384)	(370)	(400)	(391)

Net Flows	1,324	546	(263)	(51)
Net transfers from (to) separate account	(624)	(1,401)	(1,251)	(750)
Interest	484	472	450	444
Policy charges	(19)	(15)	(15)	(16)
Other	2,941	(694)	(1,460)	1,239

Balance, end of period	$54,991	$53,899	$51,360	$52,226
SEPARATE ACCOUNT LIABILITIES
LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$9,301	$8,071	$7,946	$8,641
Premiums and deposits (4)	178	240	180	174
Surrenders and withdrawals	(116)	(109)	(111)	(116)
Benefit payments	(8)	(8)	(12)	(10)

Net Flows	54	123	57	48
Investment performance	(1,121)	576	809	(304)
Net transfers from (to) general account	(27)	(27)	(28)	(23)
Policy charges	(136)	(136)	(134)	(133)
Other	-	(661)	(9)	3

Balance, end of period	$8,071	$7,946	$8,641	$8,232
ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$118,463	$108,655	$120,263	$133,462
Premiums and deposits (4)	6,787	5,778	4,232	3,870
Surrenders and withdrawals	(2,112)	(1,993)	(2,151)	(2,103)
Benefit payments	(209)	(203)	(242)	(254)

Net Flows	4,466	3,582	1,839	1,513
Investment performance	(14,329)	7,214	10,760	(3,587)
Net transfers from (to) general account	624	1,401	1,251	750
Policy charges	(574)	(589)	(652)	(723)
Other	5	-	1	1

Balance, end of period	$108,655	$120,263	$133,462	$131,416

(1)          Certain amounts in prior periods have been revised. In the third quarter of 2012, MetLife, Inc. further realigned certain products among its existing segments to better conform to the way it manages and assesses its business, and began reporting certain individual disability income and property & casualty products in the Retail segment, which were previously reported in the Group, Voluntary & Worksite Benefits segment.

(2)          All of the property & casualty activity is reflected within the "Other" category.

(3)          Includes premiums and deposits directed to the General Account investment option of variable products.

(4)          Includes company sponsored internal exchanges.

THE AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY AND SALES BY PRODUCT OTHER EXPENSES (1)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Direct and allocated expenses	$453	$505	$491	$ 484
Pension and post-retirement benefit costs	59	56	57	57
Premium taxes, other taxes, and licenses & fees	37	50	48	46
Total fixed operating expenses	$549	$611	$596	$ 587

Commissions and other variable expenses	978	903	801	768

Total other expenses	$1,527	$1,514	$1,397	$ 1,355

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Life Sales (2)
Term Life	$32	$35	$34	$ 36
Whole Life	27	29	28	33
Variable Life	9	16	8	8
Universal Life	52	56	42	37
Total Life sales	$120	$136	$112	$ 114
Annuity Sales (3)
Fixed annuity sales	$506	$453	$435	$ 225
Variable annuity sales	8,559	7,229	4,926	4,613
Total annuity sales	$9,065	$7,682	$5,361	$ 4,838
Annuity Separate Account and General Account
Separate Accounts
Total variable annuity separate accounts	$6,442	$5,538	$3,964	$ 3,669
General Accounts
Fixed annuity	506	453	435	225
Variable annuity	2,117	1,691	962	944
Total general accounts	2,623	2,144	1,397	1,169
Total annuity premiums and deposits	$9,065	$7,682	$5,361	$ 4,838

(1)      Certain amounts in prior periods have been revised. In the third quarter of 2012, MetLife, Inc. further realigned certain products among its existing segments to better conform to the way it manages and assesses its business, and began reporting certain individual disability income and property & casualty products in the Retail segment, which were previously reported in the Group, Voluntary & Worksite Benefits segment.

(2)      Statistical sales information is calculated using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(3)    Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

THE AMERICAS RETAIL SPREAD BY PRODUCT AND OTHER STATISTICAL INFORMATION SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
Unaudited	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Investment income yield	6.33%	5.80%	6.42%	6.45%
Average crediting rate	4.55%	4.49%	4.61%	4.52%
Annualized general account spread (1)	1.78%	1.31%	1.81%	1.93%

DEFERRED ANNUITIES
	For the Three Months Ended
Unaudited	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Investment income yield	6.07%	6.48%	6.48%	6.42%
Average crediting rate	3.50%	3.47%	3.39%	3.41%
Annualized general account spread (2)	2.57%	3.01%	3.09%	3.01%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Life (3)
Operating premiums, fees and other revenues	$1,413	$1,516	$1,378	$1,397
Life mortality as percentage of expected	98.5%	81.1%	91.6%	85.6%

Lapse Ratio (4)
Traditional life	6.8%	6.1%	5.9%	6.0%
Variable & universal life	5.8%	5.4%	5.3%	5.3%
Fixed annuity	6.6%	7.8%	9.5%	9.8%
Variable annuity	6.9%	6.8%	6.5%	6.2%

Retail Property & Casualty
Operating premiums, fees and other revenues	$425	$423	$418	$421
Combined ratio with catastrophes	107.6%	91.2%	91.2%	105.4%
Combined ratio without catastrophes	87.4%	88.4%	87.1%	80.8%

(1)    This represents the general account spread for variable & universal life, a component of Life & Other.

(2)    This represents the general account spread for deferred annuities, a component of Annuities.

(3)    This represents traditional life and variable & universal life, components of Life & Other.

(4)    Lapse ratios are calculated based on the average of the most recent 12 months of experience.

THE AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	December 31, 2011

OPERATING REVENUES
Premiums	$3,431	$3,491	$3,585	$3,683	$13,949
Universal life and investment-type product policy fees	159	157	166	165	630
Net investment income	448	438	436	439	1,768
Other revenues	97	103	108	112	390
Total operating revenues	4,135	4,189	4,295	4,399	16,737

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,319	3,212	3,313	3,391	13,015
Interest credited to policyholder account balances	46	44	42	43	178
Capitalization of DAC	(47)	(32)	(31)	(33)	(176)
Amortization of DAC and VOBA	43	46	30	28	186
Amortization of negative VOBA	-	-	-	-	-
Interest expense on debt	-	-	-	-	-
Other expenses	547	559	575	570	2,198
Total operating expenses	3,908	3,829	3,929	3,999	15,401

Operating earnings before provision for income tax	227	360	366	400	1,336
Provision for income tax expense (benefit)	74	120	123	133	445
Operating earnings	153	240	243	267	891
Preferred stock dividends	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$153	$240	$243	$267	$891

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$153	$240	$243	$267	$891
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(15)	(10)	(7)	13	(26)
Net derivative gains (losses)	1,034	114	(375)	555	1,203
Premiums	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-
Net investment income	(36)	(34)	(36)	(38)	(137)
Other revenues	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	1	(1)	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-
Interest expense on debt	-	-	-	-	-
Other expenses	1	(1)	-	-	-
Provision for income tax (expense) benefit	(343)	(23)	147	(186)	(363)
Income (loss) from continuing operations, net of income tax	795	285	(28)	611	1,568
Income (loss) from discontinued operations, net of income tax	2	-	-	-	2
Net income (loss)	797	285	(28)	611	1,570
Less: Net income (loss) attributable to noncontrolling interest	-	(1)	-	-	(1)
Net income (loss) attributable to MetLife, Inc.	797	286	(28)	611	1,571
Less: Preferred stock dividends	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$797	$286	$(28)	$611	$1,571

Operating Premiums, Fees and Other Revenues
Group	$3,085	$3,147	$3,253	$3,345	$12,585
Voluntary & Worksite	602	604	606	615	2,384
Total Group, Voluntary & Worksite Benefits	$3,687	$3,751	$3,859	$3,960	$14,969

(1)      Certain amounts in prior periods have been revised. In the third quarter of 2012, MetLife, Inc. further realigned certain products among its existing segments to better conform to the way it manages and assesses its business, and began reporting certain individual disability income and property & casualty products in the Retail segment, which were previously reported in the Group, Voluntary & Worksite Benefits segment.

THE AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1), (2)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$25,330	$25,373	$25,582	$25,661
Premiums and deposits	4,276	4,118	4,296	4,330
Surrenders and withdrawals	(1,190)	(899)	(909)	(898)
Benefit payments	(2,838)	(2,841)	(2,984)	(3,017)

Net Flows	248	378	403	415
Net transfers from (to) separate account	3	2	-	(1)
Interest	212	213	212	209
Policy charges	(109)	(122)	(125)	(125)
Other	(311)	(262)	(411)	483

Balance, end of period	$25,373	$25,582	$25,661	$26,642

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$516	$444	$478	$528
Premiums and deposits	47	47	49	49
Surrenders and withdrawals	(8)	(7)	(12)	(10)
Benefit payments	-	-	(1)	(1)

Net Flows	39	40	36	38
Investment performance	(70)	34	53	(18)
Net transfers from (to) general account	(3)	(2)	-	1
Policy charges	(38)	(38)	(39)	(40)
Other	-	-	-	(1)

Balance, end of period	$444	$478	$528	$508

(1)    Certain amounts in prior periods have been revised. In the third quarter of 2012, MetLife, Inc. further realigned certain products among its existing segments to better conform to the way it manages and assesses its business, and began reporting certain individual disability income and property & casualty products in the Retail segment, which were previously reported in the Group, Voluntary & Worksite Benefits segment.

(2) All of the property & casualty activity is reflected within the "Other" category.

THE AMERICAS
GROUP, VOLUNTARY & WORKSITE BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY, SPREAD AND OTHER STATISTICAL INFORMATION

OTHER EXPENSES (1)
		For the Three Months Ended
	Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

	Direct and allocated expenses	$380	$401	$418	$399
	Pension and post-retirement benefit costs	21	21	19	19
	Premium taxes, other taxes, and licenses & fees	56	51	55	60
	Total fixed operating expenses	$457	$473	$492	$478

	Commissions and other variable expenses	90	86	83	92

	Total other expenses	$547	$559	$575	$570

	SPREAD (2)
		For the Three Months Ended
	Unaudited	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

	Investment income yield	6.29%	6.05%	6.01%	6.02%
	Average crediting rate	3.33%	3.29%	3.29%	3.29%
	Annualized general account spread	2.96%	2.76%	2.72%	2.73%
	OTHER STATISTICAL INFORMATION
		For the Three Months Ended
	Unaudited (In millions, except ratios)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

	Group Life (3)
	Operating premiums, fees and other revenues	$1,311	$1,317	$1,362	$1,392
	Mortality ratio	98.5%	85.2%	89.1%	87.3%

	Group Non-Medical Health (4)
	Operating premiums, fees and other revenues	$1,372	$1,372	$1,415	$1,497
	Benefit ratio	87.0%	89.7%	87.5%	87.4%

	Group Property & Casualty
	Operating premiums, fees and other revenues	$343	$344	$343	$357
	Combined ratio with catastrophes	103.6%	96.9%	92.3%	98.7%
	Combined ratio without catastrophes	88.6%	92.4%	89.8%	86.6%
(1)

Certain amounts in prior periods have been revised. In the third quarter of 2012, MetLife, Inc. further realigned certain products among its existing segments to better conform to the way it manages and assesses its business, and began reporting certain individual disability income and property & casualty products in the Retail segment, which were previously reported in the Group, Voluntary & Worksite Benefits segment.

(2)	Excludes property & casualty.
(3)	Excludes accidental death and dismemberment ("AD&D") and certain experience-rated contracts.
(4)	Includes dental, disability, long term care, AD&D, critical illness and vision.

THE AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	December 31, 2011

OPERATING REVENUES
Premiums	$835	$716	$507	$523	$2,848
Universal life and investment-type product policy fees	69	51	51	57	232
Net investment income	1,375	1,337	1,401	1,431	5,506
Other revenues	61	67	64	65	249
Total operating revenues	2,340	2,171	2,023	2,076	8,835

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,459	1,362	1,092	1,131	5,287
Interest credited to policyholder account balances	327	330	339	338	1,323
Capitalization of DAC	(6)	(2)	(7)	(8)	(25)
Amortization of DAC and VOBA	4	3	10	4	17
Amortization of negative VOBA	-	-	-	-	-
Interest expense on debt	2	2	2	2	9
Other expenses	136	129	128	120	513
Total operating expenses	1,922	1,824	1,564	1,587	7,124

Operating earnings before provision for income tax	418	347	459	489	1,711
Provision for income tax expense (benefit)	146	121	161	171	599
Operating earnings	272	226	298	318	1,112
Preferred stock dividends	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$272	$226	$298	$318	$1,112

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$272	$226	$298	$318	$1,112
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	83	(66)	(98)	144	19
Net derivative gains (losses)	447	146	(243)	288	426
Premiums	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-
Net investment income	35	24	29	10	133
Other revenues	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(38)	7	(6)	(16)	(35)
Interest credited to policyholder account balances	(2)	(1)	(2)	(1)	(19)
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-
Interest expense on debt	-	-	-	-	-
Other expenses	3	(4)	-	-	-
Provision for income tax (expense) benefit	(185)	(35)	111	(148)	(182)
Income (loss) from continuing operations, net of income tax	615	297	89	595	1,454
Income (loss) from discontinued operations, net of income tax	6	-	4	3	27
Net income (loss)	621	297	93	598	1,481
Less: Net income (loss) attributable to noncontrolling interest	2	(5)	-	-	(3)
Net income (loss) attributable to MetLife, Inc.	619	302	93	598	1,484
Less: Preferred stock dividends	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$619	$302	$93	$598	$1,484

Total Operating Premiums, Fees and Other Revenues	$965	$834	$622	$645	$3,329

THE AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$104,538	$104,585	$106,024	$108,339
Premiums and deposits	14,309	13,677	17,655	19,383
Surrenders and withdrawals	(17,348)	(12,491)	(14,745)	(14,885)
Benefit payments	(881)	(860)	(838)	(850)

Net Flows	(3,920)	326	2,072	3,648
Net transfers from (to) separate account	(12)	(31)	(5)	(11)
Interest	1,015	1,010	1,021	1,059
Policy charges	(34)	(32)	(21)	(31)
Other	2,998	166	(752)	1,426

Balance, end of period	$104,585	$106,024	$108,339	$114,430

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Balance, beginning of period	$63,252	$65,054	$64,851	$68,635
Premiums and deposits	3,064	1,984	2,383	1,546
Surrenders and withdrawals	(2,050)	(2,106)	(1,311)	(1,198)
Benefit payments	(17)	(13)	(16)	(17)

Net Flows	997	(135)	1,056	331
Investment performance	799	1,354	1,115	1,077
Net transfers from (to) general account	12	31	5	11
Policy charges	(63)	(79)	(84)	(81)
Other	57	(1,374)	1,692	(269)

Balance, end of period	$65,054	$64,851	$68,635	$69,704

THE AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY AND SPREAD OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Direct and allocated expenses	$ 72	$ 84	$ 76	$ 61
Pension and post-retirement benefit costs	12	12	11	11
Premium taxes, other taxes, and licenses & fees	10	4	3	5
Total fixed operating expenses	$ 94	$ 100	$ 90	$ 77

Commissions and other variable expenses	42	29	38	43
Total other expenses	$ 136	$ 129	$ 128	$ 120

SPREAD
	For the Three Months Ended
Unaudited	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012

Investment income yield	5.23%	5.12%	5.35%	5.27%
Average crediting rate	3.81%	3.87%	3.87%	3.72%
Annualized general account spread	1.42%	1.25%	1.48%	1.55%

THE AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	December 31, 2011

OPERATING REVENUES
Premiums	$672	$601	$686	$652	$2,514
Universal life and investment-type product policy fees	188	186	196	196	757
Net investment income	289	298	299	283	1,025
Other revenues	8	1	5	3	15
Total operating revenues	1,157	1,086	1,186	1,134	4,311

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	576	530	592	568	2,064
Interest credited to policyholder account balances	95	91	100	90	371
Capitalization of DAC	(78)	(64)	(84)	(71)	(295)
Amortization of DAC and VOBA	45	53	55	54	207
Amortization of negative VOBA	-	(2)	(2)	(1)	(6)
Interest expense on debt	-	-	1	-	1
Other expenses	333	324	326	323	1,305
Total operating expenses	971	932	988	963	3,647
Operating earnings before provision for income tax	186	154	198	171	664
Provision for income tax expense (benefit)	45	31	50	36	150
Operating earnings	141	123	148	135	514
Preferred stock dividends	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$141	$123	$148	$135	$514

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$141	$123	$148	$135	$514
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(8)	(5)	3	(13)	(6)
Net derivative gains (losses)	(45)	6	37	(14)	(36)
Premiums	23	23	22	22	92
Universal life and investment-type product policy fees	2	2	3	4	8
Net investment income	7	36	51	26	80
Other revenues	-	(1)	-	1	(1)
Policyholder benefits and claims and policyholder dividends	(159)	(21)	(86)	(144)	(392)
Interest credited to policyholder account balances	(7)	(36)	(51)	(25)	(78)
Capitalization of DAC	3	2	2	2	9
Amortization of DAC and VOBA	(1)	(1)	(1)	(2)	(4)
Amortization of negative VOBA	1	1	1	1	4
Interest expense on debt	-	-	-	-	-
Other expenses	(12)	(18)	(10)	(13)	(58)
Provision for income tax (expense) benefit	44	(1)	10	38	82
Income (loss) from continuing operations, net of income tax	(11)	110	129	18	214
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	(11)	110	129	18	214
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	1	-
Net income (loss) attributable to MetLife, Inc.	(11)	110	129	17	214
Less: Preferred stock dividends	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(11)	$110	$129	$17	$214

Total Operating Premiums, Fees and Other Revenues	$868	$788	$887	$851	$3,286

ASIA (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	December 31, 2011

OPERATING REVENUES
Premiums	$1,967	$1,942	$2,039	$2,064	$7,716
Universal life and investment-type product policy fees	357	323	362	352	1,343
Net investment income	643	676	681	760	2,475
Other revenues	8	8	16	(3)	36
Total operating revenues	2,975	2,949	3,098	3,173	11,570

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,325	1,308	1,360	1,435	5,239
Interest credited to policyholder account balances	414	414	429	426	1,607
Capitalization of DAC	(576)	(515)	(587)	(555)	(2,045)
Amortization of DAC and VOBA	407	323	373	419	1,486
Amortization of negative VOBA	(137)	(134)	(131)	(128)	(560)
Interest expense on debt	-	-	1	4	-
Other expenses	1,213	1,151	1,191	1,153	4,522
Total operating expenses	2,646	2,547	2,636	2,754	10,249

Operating earnings before provision for income tax	329	402	462	419	1,321
Provision for income tax expense (benefit)	107	143	161	140	441
Operating earnings	222	259	301	279	880
Preferred stock dividends	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$222	$259	$301	$279	$880

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$222	$259	$301	$279	$880
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(34)	(109)	(78)	(43)	(305)
Net derivative gains (losses)	168	(27)	(30)	50	202
Premiums	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	(1)	(1)	-
Net investment income	(443)	(147)	508	(357)	(521)
Other revenues	5	5	5	6	13
Policyholder benefits and claims and policyholder dividends	(9)	(21)	(23)	(21)	(48)
Interest credited to policyholder account balances	421	155	(515)	352	512
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(20)	1	1	1	(19)
Amortization of negative VOBA	19	17	17	16	74
Interest expense on debt	-	-	-	-	-
Other expenses	1	2	6	10	3
Provision for income tax (expense) benefit	(55)	58	53	(21)	44
Income (loss) from continuing operations, net of income tax	275	193	244	271	835
Income (loss) from discontinued operations, net of income tax	(11)	27	-	-	(44)
Net income (loss)	264	220	244	271	791
Less: Net income (loss) attributable to noncontrolling interest	1	8	7	10	9
Net income (loss) attributable to MetLife, Inc.	263	212	237	261	782
Less: Preferred stock dividends	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$263	$212	$237	$261	$782

Total Operating Premiums, Fees and Other Revenues	$2,332	$2,273	$2,417	$2,413	$9,095

(1)       Certain amounts in prior periods have been revised. In the third quarter of 2012, MetLife, Inc. further realigned certain businesses among its existing segments to better conform to the way it manages and assesses its business, and began reporting the results of South Asia and India in the Asia segment, which were previously reported in the EMEA segment.

EMEA (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	December 31, 2011

OPERATING REVENUES
Premiums	$630	$581	$652	$627	$2,477
Universal life and investment-type product policy fees	67	79	80	71	315
Net investment income	151	107	157	127	562
Other revenues	29	39	36	27	123
Total operating revenues	877	806	925	852	3,477

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	341	282	343	343	1,290
Interest credited to policyholder account balances	35	48	33	26	166
Capitalization of DAC	(157)	(174)	(177)	(200)	(669)
Amortization of DAC and VOBA	142	152	146	180	613
Amortization of negative VOBA	(13)	(7)	(4)	(35)	(53)
Interest expense on debt	-	(1)	-	1	-
Other expenses	423	433	471	422	1,723
Total operating expenses	771	733	812	737	3,070

Operating earnings before provision for income tax	106	73	113	115	407
Provision for income tax expense (benefit)	41	26	41	37	156
Operating earnings	65	47	72	78	251
Preferred stock dividends	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$65	$47	$72	$78	$251

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$65	$47	$72	$78	$251
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(220)	(221)	(18)	(18)	(525)
Net derivative gains (losses)	22	3	29	14	32
Premiums	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	13	-
Net investment income	(388)	101	458	(178)	(27)
Other revenues	-	(1)	-	-	(1)
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-
Interest credited to policyholder account balances	384	(81)	(450)	177	39
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	(16)	-
Amortization of negative VOBA	-	-	-	-	-
Interest expense on debt	-	-	-	-	-
Other expenses	(21)	(23)	6	(20)	(86)
Provision for income tax (expense) benefit	84	57	(22)	36	164
Income (loss) from continuing operations, net of income tax	(74)	(118)	75	86	(153)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	(74)	(118)	75	86	(153)
Less: Net income (loss) attributable to noncontrolling interest	(11)	(6)	17	(6)	(12)
Net income (loss) attributable to MetLife, Inc.	(63)	(112)	58	92	(141)
Less: Preferred stock dividends	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$(63)	$(112)	$58	$92	$(141)

Total Operating Premiums, Fees and Other Revenues	$726	$699	$768	$725	$2,915

(1)       Certain amounts in prior periods have been revised. In the third quarter of 2012, MetLife, Inc. further realigned certain businesses among its existing segments to better conform to the way it manages and assesses its business, and began reporting the results of South Asia and India in the Asia segment, which were previously reported in the EMEA segment.

CORPORATE & OTHER (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	December 31, 2011

OPERATING REVENUES
Premiums	$14	$13	$14	$14	$54
Universal life and investment-type product policy fees	39	40	40	39	155
Net investment income	213	207	192	238	888
Other revenues	11	6	14	5	60
Total operating revenues	277	266	260	296	1,157

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	61	25	11	52	126
Interest credited to policyholder account balances	-	-	-	12	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	-	1	-	-	1
Amortization of negative VOBA	-	-	-	-	-
Interest expense on debt	325	324	311	290	1,293
Other expenses	153	147	155	108	505
Total operating expenses	539	497	477	462	1,925

Operating earnings before provision for income tax	(262)	(231)	(217)	(166)	(768)
Provision for income tax expense (benefit)	(190)	(167)	(180)	(144)	(584)
Operating earnings	(72)	(64)	(37)	(22)	(184)
Preferred stock dividends	30	31	30	31	122
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(102)	$(95)	$(67)	$(53)	$(306)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(72)	$(64)	$(37)	$(22)	$(184)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	91	(171)	21	(205)	(182)
Net derivative gains (losses)	1,096	(213)	(870)	227	676
Premiums	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-
Net investment income	186	137	197	178	677
Other revenues	297	231	140	(40)	869
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-
Interest expense on debt	(98)	(43)	(43)	(45)	(325)
Other expenses	(392)	(454)	(527)	(376)	(1,504)
Provision for income tax (expense) benefit	(400)	204	374	95	(40)
Income (loss) from continuing operations, net of income tax	708	(373)	(745)	(188)	(13)
Income (loss) from discontinued operations, net of income tax	3	-	-	-	4
Net income (loss)	711	(373)	(745)	(188)	(9)
Less: Net income (loss) attributable to noncontrolling interest	1	2	-	3	(2)
Net income (loss) attributable to MetLife, Inc.	710	(375)	(745)	(191)	(7)
Less: Preferred stock dividends	30	31	30	31	122
Less: Preferred stock redemption premium	-	-	-	-	146
Net income (loss) available to MetLife, Inc.’s common shareholders	$680	$(406)	$(775)	$(222)	$(275)

Total Operating Premiums, Fees and Other Revenues	$64	$59	$68	$58	$269
(1) Certain amounts in the prior periods have been revised. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank operations as Divested businesses.

INVESTMENTS
INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Fixed Maturity Securities
Yield (1)	4.79%	4.90%	4.96%	4.76%
Investment income (2), (3), (4)	$3,721	$3,808	$3,840	$3,720
Investment gains (losses) (3)	(186)	(478)	(136)	(19)
Ending carrying value (2), (3)	354,611	351,011	355,269	367,138
Mortgage Loans
Yield (1)	5.56%	5.53%	5.62%	5.44%
Investment income (3), (4)	806	832	830	764
Investment gains (losses) (3)	45	15	36	13
Ending carrying value (3)	59,722	61,303	57,281	55,750
Real Estate and Real Estate Joint Ventures
Yield (1)	4.67%	2.65%	3.76%	8.75%
Investment income (3)	96	55	80	185
Investment gains (losses) (3)	165	(11)	17	(12)
Ending carrying value	8,197	8,563	8,472	8,477
Policy Loans
Yield (1)	5.43%	5.35%	5.30%	5.27%
Investment income	162	159	158	156
Ending carrying value	11,932	11,892	11,896	11,912
Equity Securities
Yield (1)	3.59%	4.52%	4.17%	5.24%
Investment income	28	35	32	38
Investment gains (losses)	(3)	14	(9)	19
Ending carrying value	3,118	3,023	3,043	2,882
Other Limited Partnership Interests
Yield (1)	11.08%	6.16%	11.34%	16.07%
Investment income	180	99	182	266
Investment gains (losses)	-	(4)	(2)	(9)
Ending carrying value	6,538	6,378	6,487	6,726
Cash and Short-term Investments
Yield (1)	1.03%	0.87%	0.69%	0.65%
Investment income	38	33	32	34
Investment gains (losses)	-	1	-	-
Ending carrying value (3)	25,901	27,750	30,465	34,540
Other Invested Assets (1)
Investment income	158	108	132	197
Investment gains (losses) (3)	-	(6)	(25)	(10)
Ending carrying value	23,103	23,581	20,172	24,288
Total Investments
Investment income yield (1)	4.97%	4.87%	5.00%	5.05%
Investment fees and expenses yield	(0.13)	(0.14)	(0.13)	(0.13)
Net Investment Income Yield (1), (3), (5)	4.84%	4.73%	4.87%	4.92%
Investment income	$5,189	$5,129	$5,286	$5,360
Investment fees and expenses	(137)	(143)	(140)	(139)
Net Investment Income including Divested businesses	5,052	4,986	5,146	5,221
Less: Net investment Income from Divested businesses (5), (6)	91	94	69	49
Net Investment Income (3), (6)	$4,961	$4,892	$5,077	$5,172
Ending Carrying Value (3)	$493,122	$493,501	$493,085	$511,713
Investment portfolio gains (losses) including Divested businesses	$21	$(469)	$(119)	$(18)
Less: Investment portfolio gains (losses) from Divested businesses (5)	7	(138)	96	(35)
Investment Portfolio Gains (Losses) (3), (5)	$14	$(331)	$(215)	$17
Gross investment gains	$474	$247	$278	$255
Gross investment losses	(199)	(328)	(335)	(182)
Writedowns	(261)	(250)	(158)	(56)
Investment Portfolio Gains (Losses) (3)	14	(331)	(215)	17
Investment portfolio gains (losses) income tax (expense) benefit	(5)	118	70	(13)
Investment Portfolio Gains (Losses), Net of Income Tax	$9	$(213)	$(145)	$4
Derivative Gains (Losses) including Divested businesses	$4,129	$509	$(2,064)	$1,984
Less: Derivative gains (losses) from Divested businesses (5)	(139)	(13)	(5)	(2)
Derivative gains (losses) (3), (5)	4,268	522	(2,059)	1,986
Derivative gains (losses) income tax (expense) benefit	(1,496)	(171)	727	(699)
Derivative Gains (Losses), Net of Income Tax	$2,772	$351	$(1,332)	$1,287

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page 30. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities ("CSEs"), contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $684 million, $740 million, $818 million and $799 million in ending carrying value and ($38) million, $25 million, $45 million and ($1) million of investment income related to trading and other securities at or for the three months ended September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively: A) Trading and other securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $17,874 million, $17,411 million, $18,119 million and $17,459 million; B) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs: trading and other securities (included within fixed maturity securities above) of $140 million, $117 million, $89 million and $70 million, mortgage loans of $3,227 million, $3,138 million, $3,024 million and $2,932 million and cash and short-term investments of $13 million, $21 million, $3 million and $21 million; C) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $0, $7,652 million, $8,283 million and $259 million; D) Net investment income adjustments as presented on Page 30 within the reconciliation to Net Income; E) Investment portfolio gains (losses) presented above and the GAAP adjustments as presented below; and F) Derivative gains (losses) presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Investment portfolio gains (losses) including Divested businesses - in above yield table	$21	$(469)	$(119)	$(18)
Real estate discontinued operations	(26)	1	(21)	(4)
Net investment gains (losses) related to CSEs	(7)	3	(5)	4
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(43)	(93)	35	(46)
Net investment gains (losses) - GAAP basis	$(55)	$(558)	$(110)	$(64)

	For the Three Months Ended
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Derivative gains (losses) including Divested businesses - in above yield table	$4,129	$509	$(2,064)	$1,984
Investment hedge adjustments	70	85	89	113
Joint venture adjustments	-	-	-	-
Settlement of foreign currency earnings hedges	(5)	(4)	(5)	(6)
PAB hedge adjustments	2	1	2	1
Net derivative gains (losses) - GAAP basis	$4,196	$591	$(1,978)	$2,092

(4)         Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)         Yields are calculated including net investment income of certain Divested businesses and related carrying values. The net investment income adjustment on Page 30 for all of the Divested businesses for the three months ended March 31, 2012, and June 30, 2012, includes $85 million and $88 million, respectively, for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and Total Investments sections presented above. See Page 2 for discussion of Divested businesses.

(6)         Certain amounts in the prior periods have been revised. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank operations as Divested businesses.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Fixed Maturity Securities
Yield (1)	4.95%	4.94%	4.96%	4.86%
Investment income (2), (3), (4)	$11,208	$15,016	$3,840	$7,560
Investment gains (losses) (3)	(454)	(932)	(136)	(155)
Ending carrying value (2), (3)	354,611	351,011	355,269	367,138
Mortgage Loans
Yield (1)	5.54%	5.53%	5.62%	5.53%
Investment income (3), (4)	2,330	3,162	830	1,594
Investment gains (losses) (3)	160	175	36	49
Ending carrying value (3)	59,722	61,303	57,281	55,750
Real Estate and Real Estate Joint Ventures
Yield (1)	4.15%	3.76%	3.76%	6.25%
Investment income (3)	252	307	80	265
Investment gains (losses) (3)	241	230	17	5
Ending carrying value	8,197	8,563	8,472	8,477
Policy Loans
Yield (1)	5.46%	5.43%	5.30%	5.28%
Investment income	482	641	158	314
Ending carrying value	11,932	11,892	11,896	11,912
Equity Securities
Yield (1)	4.42%	4.44%	4.17%	4.69%
Investment income	106	141	32	70
Investment gains (losses)	(37)	(23)	(9)	10
Ending carrying value	3,118	3,023	3,043	2,882
Other Limited Partnership Interests
Yield (1)	12.07%	10.58%	11.34%	13.74%
Investment income	582	681	182	448
Investment gains (losses)	8	4	(2)	(11)
Ending carrying value	6,538	6,378	6,487	6,726
Cash and Short-term Investments
Yield (1)	1.10%	1.04%	0.69%	0.67%
Investment income	122	155	32	66
Investment gains (losses)	1	2	-	-
Ending carrying value (3)	25,901	27,750	30,465	34,540
Other Invested Assets (1)
Investment income	331	439	132	329
Investment gains (losses) (3)	(3)	(9)	(25)	(35)
Ending carrying value	23,103	23,581	20,172	24,288
Total Investments
Investment income yield (1)	5.05%	5.00%	5.00%	5.03%
Investment fees and expenses yield	(0.13)	(0.13)	(0.13)	(0.13)
Net Investment Income Yield (1), (3), (5)	4.92%	4.87%	4.87%	4.90%
Investment income	$15,413	$20,542	$5,286	$10,646
Investment fees and expenses	(403)	(546)	(140)	(279)
Net Investment Income including Divested businesses	15,010	19,996	5,146	10,367
Less: Net investment Income from Divested businesses (5), (6)	264	358	69	118
Net Investment Income (3), (6)	$14,746	$19,638	$5,077	$10,249
Ending Carrying Value (3)	$493,122	$493,501	$493,085	$511,713
Investment portfolio gains (losses) including Divested businesses	$(84)	$(553)	$(119)	$(137)
Less: Investment portfolio gains (losses) from Divested businesses (5)	(2)	(140)	96	61
Investment Portfolio Gains (Losses) (3), (5)	$(82)	$(413)	$(215)	$(198)
Gross investment gains	$1,107	$1,354	$278	$533
Gross investment losses	(730)	(1,058)	(335)	(517)
Writedowns	(459)	(709)	(158)	(214)
Investment Portfolio Gains (Losses) (3)	(82)	(413)	(215)	(198)
Investment portfolio gains (losses) income tax (expense) benefit	30	148	70	57
Investment Portfolio Gains (Losses), Net of Income Tax	$(52)	$(265)	$(145)	$(141)

Derivative Gains (Losses) including Divested businesses	$4,036	$4,545	$(2,064)	$(80)
Less: Derivative gains (losses) from Divested businesses (5)	(150)	(163)	(5)	(7)
Derivative gains (losses) (3), (5)	4,186	4,708	(2,059)	(73)
Derivative gains (losses) income tax (expense) benefit	(1,472)	(1,643)	727	28
Derivative Gains (Losses), Net of Income Tax	$2,714	$3,065	$(1,332)	$(45)

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page 30. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $684 million, $740 million, $818 million and $799 million in ending carrying value, and $6 million, $31 million, $45 million and $44 million of investment income related to trading and other securities at or for the year-to-date period ended September 30, 2011, December 31, 2011, March 31, 2012, and June 30, 2012, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively: A) Trading and other securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $17,874 million, $17,411 million, $18,119 million and $17,459 million; B) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs: trading and other securities (included within fixed maturity securities above) of $140 million, $117 million, $89 million and $70 million, mortgage loans of $3,227 million, $3,138 million, $3,024 million and $2,932 million and cash and short-term investments of $13 million, $21 million, $3 million and $21 million; C) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $0, $7,652 million, $8,283 million and $259 million; D) Net investment income adjustments as presented on Page 30 within the reconciliation to Net Income; E) Investment portfolio gains (losses) presented above and the GAAP adjustments as presented below; and F) Derivative gains (losses) presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Investment portfolio gains (losses) including Divested businesses - in above yield table	$(84)	$(553)	$(119)	$(137)
Real estate discontinued operations	(97)	(96)	(21)	(25)
Net investment gains (losses) related to certain CSEs	2	5	(5)	(1)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(130)	(223)	35	(11)
Net investment gains (losses) - GAAP basis	$(309)	$(867)	$(110)	$(174)

	For the Year-to-Date Period Ended
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Derivative gains (losses) including Divested businesses - in above yield table	$4,036	$4,545	$(2,064)	$(80)
Investment hedge adjustments	164	249	89	202
Joint venture adjustments	23	23	-	-
Settlement of foreign currency earnings hedges	(8)	(12)	(5)	(11)
PAB hedge adjustments	18	19	2	3
Net derivative gains (losses) - GAAP basis	$4,233	$4,824	$(1,978)	$114
(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)         Yields are calculated including net investment income of certain Divested businesses and related carrying values. The net investment income adjustment on Page 30 for all of the Divested businesses for the year-to-date period ended March 31, 2012, and June 30, 2012, includes $85 million and $173 million, respectively, for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and Total Investments sections presented above. See Page 2 for discussion of Divested businesses.

(6) Certain amounts in the prior periods have been revised. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank operations as Divested businesses.

INVESTMENTS

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULES -

FIXED MATURITY SECURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE

FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)

	September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$2,818	53.7%	$2,896	52.5%	$1,963	52.6%	$1,813	52.1%
20% or more for less than six months	1,377	26.2%	1,332	24.2%	258	6.9%	272	7.8%
20% or more for six months or greater	1,055	20.1%	1,285	23.3%	1,512	40.5%	1,397	40.1%
Total Gross Unrealized Losses	$5,250	100.0%	$5,513	100.0%	$3,733	100.0%	$3,482	100.0%

Total Gross Unrealized Gains	$25,168		$25,973		$25,203		$30,950

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)

	September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$53	23.3%	$76	25.4%	$33	18.6%	$56	25.3%
20% or more for less than six months	89	39.0%	123	41.1%	14	7.9%	19	8.6%
20% or more for six months or greater	86	37.7%	100	33.5%	130	73.5%	146	66.1%
Total Gross Unrealized Losses	$228	100.0%	$299	100.0%	$177	100.0%	$221	100.0%

Total Gross Unrealized Gains	$119		$114		$158		$130

(1)          MetLife, Inc.'s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS

SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

AND SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

BY SECTOR AND QUALITY DISTRIBUTION

		September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. corporate securities		$106,575	30.1%	$105,785	30.2%	$105,273	29.7%	$110,373	30.1%
Foreign corporate securities		63,522	18.0%	64,018	18.3%	65,354	18.4%	63,345	17.3%
Foreign government securities		52,959	15.0%	52,536	15.0%	55,338	15.6%	56,193	15.3%
U.S. Treasury and agency securities		41,834	11.8%	40,012	11.4%	41,416	11.7%	47,841	13.1%
Residential mortgage-backed securities		42,890	12.1%	42,637	12.2%	41,279	11.7%	41,064	11.2%
Commercial mortgage-backed securities		19,585	5.5%	19,069	5.4%	18,732	5.3%	19,017	5.2%
Asset-backed securities		13,421	3.8%	12,979	3.7%	13,143	3.7%	13,892	3.8%
State and political subdivision securities		13,141	3.7%	13,235	3.8%	13,916	3.9%	14,614	4.0%
Total fixed maturity securities available-for-sale		$353,927	100.0%	$350,271	100.0%	$354,451	100.0%	$366,339	100.0%

NAIC	RATING AGENCY
RATING	DESIGNATION
1	Aaa / Aa / A	$250,596	70.8%	$246,786	70.5%	$248,544	70.1%	$258,302	70.5%
2	Baa	78,837	22.3%	78,531	22.4%	80,882	22.8%	83,515	22.8%
3	Ba	15,348	4.3%	14,375	4.1%	14,618	4.1%	14,848	4.1%
4	B	7,844	2.2%	8,849	2.5%	9,051	2.6%	8,503	2.3%
5	Caa and lower	1,157	0.3%	1,668	0.5%	1,334	0.4%	1,121	0.3%
6	In or near default	145	0.1%	62	0.0%	22	0.0%	50	0.0%
Total fixed maturity securities available-for-sale (1)		$353,927	100.0%	$350,271	100.0%	$354,451	100.0%	$366,339	100.0%

(1)    Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners ("NAIC"), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on ratings from revised NAIC rating methodologies. The NAIC's present methodology is to evaluate structured securities held by insurers using the revised NAIC rating methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed rating is used until a final rating becomes available. These revised NAIC ratings may not correspond to the rating agency designations. The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC acceptable rating organizations list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
		September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012
Unaudited (In millions)
Traditional (2), (3)		$5,697		$5,959		$6,954		$7,083
Real estate joint ventures and funds		2,327		2,340		1,172		1,109
Subtotal		8,024		8,299		8,126		8,192
Foreclosed		173		264		346		285
Total Real Estate and Real Estate Joint Ventures		$8,197		$8,563		$8,472		$8,477
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS AND SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE SUMMARY OF MORTGAGE LOANS (1), (2)
Unaudited (In millions)	September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012
Commercial mortgage loans	$40,120		$40,440		$40,329		$41,035
Agricultural mortgage loans	12,967		13,129		12,946		12,848
Residential mortgage loans	3,424		689		788		747
Mortgage loans held-for-sale	3,740		7,526		3,664		1,481
Total Mortgage Loans	60,251		61,784		57,727		56,111
Valuation allowances	(529)		(481)		(446)		(361)
Total Mortgage Loans, net	$59,722		$61,303		$57,281		$55,750

(1)      Excludes the effects of securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition. See Page 25, note 3 for the amount excluded for each period presented.

(2)      Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 25, note 3 for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS

BY REGION AND PROPERTY TYPE

	September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

South Atlantic	$8,591	21.4%	$9,022	22.3%	$8,968	22.2%	$8,966	21.9%
Pacific	8,195	20.4%	8,209	20.3%	8,015	19.9%	7,973	19.4%
Middle Atlantic	6,535	16.3%	6,370	15.8%	6,288	15.6%	6,412	15.6%
International	4,540	11.3%	4,713	11.7%	4,839	12.0%	4,955	12.1%
West South Central	3,145	7.9%	3,220	8.0%	3,289	8.1%	3,492	8.5%
East North Central	3,101	7.7%	2,984	7.3%	2,936	7.3%	3,110	7.6%
New England	1,491	3.7%	1,563	3.9%	1,572	3.9%	1,553	3.8%
Mountain	823	2.1%	746	1.8%	810	2.0%	992	2.4%
East South Central	454	1.1%	487	1.2%	483	1.2%	460	1.1%
West North Central	511	1.3%	365	0.9%	346	0.9%	338	0.8%
Multi-Region and Other	2,734	6.8%	2,761	6.8%	2,783	6.9%	2,784	6.8%
Total	$40,120	100.0%	$40,440	100.0%	$40,329	100.0%	$41,035	100.0%

Office	$19,290	48.1%	$18,582	45.9%	$18,320	45.4%	$18,502	45.1%
Retail	8,564	21.3%	9,524	23.6%	9,545	23.7%	9,669	23.6%
Apartments	4,166	10.4%	4,011	9.9%	3,930	9.7%	4,303	10.5%
Hotel	2,982	7.4%	3,114	7.7%	3,136	7.8%	3,181	7.7%
Industrial	3,138	7.8%	3,102	7.7%	3,288	8.2%	3,224	7.9%
Other	1,980	5.0%	2,107	5.2%	2,110	5.2%	2,156	5.2%
Total	$40,120	100.0%	$40,440	100.0%	$40,329	100.0%	$41,035	100.0%

METLIFE, INC. (1) APPENDIX RECONCILIATION DETAIL
	For the Three Months Ended				For the Year Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	December 31, 2011

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$995	$1,275	$1,494	$1,463	$4,799
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(55)	(558)	(110)	(64)	(867)
Net derivative gains (losses)	4,196	591	(1,978)	2,092	4,824
Premiums - Divested businesses	23	23	22	22	92
Universal life and investment-type product policy fees
Unearned revenue adjustments	16	-	(6)	20	14
GMIB fees	74	66	72	74	256
Divested businesses	2	2	3	4	8
Net investment income
Investment hedge adjustments	(70)	(85)	(89)	(113)	(249)
Income from discontinued real estate operations	(3)	(1)	-	(2)	(10)
Joint venture adjustments	-	-	-	-	(23)
Unit-linked contract income	(824)	(16)	1,015	(517)	(453)
Securitization entities income	97	43	43	42	324
Divested businesses	91	94	154	137	358
Other revenues
Settlement of foreign currency earnings hedges	5	4	5	6	12
Divested businesses	297	230	140	(39)	868
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-
Inflation adjustments and pass through adjustments	(189)	(24)	(98)	(169)	(420)
GMIB costs	411	(448)	(388)	52	(192)
Market value adjustments	(4)	-	(7)	(2)	(7)
Divested businesses	(16)	(13)	(15)	(12)	(57)
Interest credited to policyholder account balances
PAB hedge adjustments	(2)	(1)	(2)	(1)	(19)
Unit-linked contract costs	801	40	(1,016)	509	483
Divested businesses	(3)	(2)	-	(5)	(10)
Capitalization of DAC - Divested businesses	3	2	2	2	9
Amortization of DAC and VOBA
Related to NIGL and NDGL	(426)	(16)	192	(257)	(526)
Related to GMIB fees and GMIB costs	(129)	90	113	(58)	(13)
Related to market value adjustments	-	-	-	-	-
Divested businesses	(1)	(1)	(1)	(2)	(4)
Amortization of negative VOBA
Related to market value adjustments	19	17	17	16	74
Divested businesses	1	1	1	1	4
Interest expense on debt
Securitization entities debt expense	(97)	(43)	(43)	(42)	(324)
Divested businesses	(1)	-	-	(3)	(1)
Other expenses
Noncontrolling interest	(7)	1	24	11	(8)
Regulatory implementation costs	(3)	(9)	(7)	(14)	(23)
Acquisition & integration costs	(85)	(133)	(75)	(56)	(412)
Divested businesses	(325)	(357)	(467)	(340)	(1,202)
Provision for income tax (expense) benefit	(1,349)	191	871	(455)	(914)
Income (loss) from continuing operations, net of income tax	3,442	963	(134)	2,300	6,391
Income (loss) from discontinued operations, net of income tax	8	25	14	3	24
Net income (loss)	3,450	988	(120)	2,303	6,415
Less: Net income (loss) attributable to noncontrolling interest	(6)	(2)	24	8	(8)
Net income (loss) attributable to MetLife, Inc.	3,456	990	(144)	2,295	6,423
Less: Preferred stock dividends	30	31	30	31	122
Less: Preferred stock redemption premium	-	-	-	-	146
Net income (loss) available to MetLife, Inc.’s common shareholders	$3,426	$959	$(174)	$2,264	$6,155
(1) Certain amounts in the prior periods have been revised. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank operations as Divested businesses.